Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended October 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 25, 2014	By:	/s/Lawrence E. Hyatt
Lawrence E. Hyatt,
Senior Vice President and Chief Financial Officer